October 23, 2025 Third Quarter 2025 Earnings Conference Call EXHIBIT 99.2

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from mature oil and gas wells Lowering Decommissioning Costs Safely returning the seabed to its original state Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

Page 3 © 2025 Helix ESG This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. Forward-Looking Statements

4 Page 4 © 2025 Helix ESG • Executive Summary (pg. 5) • Operational Highlights (pg. 8) • Key Financial Metrics and Outlook (pg. 13) • Non-GAAP Reconciliations and Supplemental Information (pg. 21) • Questions and Answers Agenda

Executive Summary

6 Page 6 © 2025 Helix ESG Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 9/30/25 9/30/24 6/30/25 9/30/25 9/30/24 Revenues 377 $ 342 $ 302 $ 957 $ 1,003 $ Gross profit 66 $ 66 $ 15 $ 109 $ 161 $ 18% 19% 5% 11% 16% Net income (loss) 22 $ 30 $ (3) $ 23 $ 36 $ Basic earnings (loss) per share 0.15 $ 0.19 $ (0.02) $ 0.15 $ 0.23 $ Diluted earnings (loss) per share $ 0.19 0.15 $ (0.02) $ 0.15 $ 0.23 $ Adjusted EBITDA1 Business segments 113 $ 100 $ 52 $ 226 $ 266 $ Corporate, eliminations and other (10) (12) (10) (28) (35) Adjusted EBITDA1 $ 88 104 $ 42 $ 198 $ 232 $ Cash and cash equivalents 338 $ 324 $ 320 $ 338 $ 324 $ Net Debt1 $ (9) (31) $ (8) $ (31) $ (9) $ Cash flows from operating activities 24 $ 56 $ (17) $ 24 $ 108 $ Free Cash Flow1 $ 53 23 $ (22) $ 13 $ 98 $ Nine Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Amounts may not add due to rounding

Page 7 © 2025 Helix ESG Third Quarter 2025 Financial Results • Net income of $22 million, $0.15 per diluted share • Adjusted EBITDA1 of $104 million – highest quarterly Adjusted EBITDA since 2014 • Operating cash flows of $24 million • Free Cash Flow1 of $23 million Financial Condition at September 30, 2025 • Cash and cash equivalents of $338 million • Liquidity2 of $430 million • Long-term debt3 of $307 million • Negative Net Debt1 of $31 million Operations • Improved results in the Gulf of America shelf following later start to the season • Three vessels working in Brazil with strong utilization • All six trenchers and all three boulder grabs working • Completion of docking on the Q4000, freeing up availability until 2027 Commercial • Signed Well Intervention contract in the Gulf of America for minimum 150-day commitment over three years • Entered into four-year agreement with NKT A/S for the installation, operation, project engineering and maintenance of the new T3600, designed to be the world’s most powerful subsea trencher Third Quarter 2025 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL Facility, and excludes cash pledged to the ABL Facility 3 Long-term debt is presented net of unamortized discounts and deferred issuance costs 4 Revenue percentages net of intercompany eliminations Production Maximization 31% Decommissioning 54% Renewables 13% Other 2% Revenue By Market Strategy4 Quarter Ended September 30, 2025

Operational Highlights

Segment Results

($ in millions, unaudited)

	Three Months Ended						Nine Months Ended			
	9/30/25		9/30/24		6/30/25		9/30/25		9/30/24	
Revenues										
Well Intervention	$ 193		$ 175		$ 157		$ 548		$ 604	
Robotics	99		85		86		236		216	
Shallow Water Abandonment	75		72		51		142		149	
Production Facilities	19		21		17		55		70	
Intercompany eliminations	(9)		(9)		(8)		(25)		(36)	
Total	$ 377		$ 342		$ 302		$ 957		$ 1,003	
Gross profit (loss) %										
Well Intervention	$ 12	*6%*	$ 20	*11%*	$ (12)	*(8)%*	$ 24	*4%*	$ 77	*12%*
Robotics	30	*31%*	27	*32%*	22	*25%*	60	*25%*	66	*30%*
Shallow Water Abandonment	18	*24%*	11	*15%*	1	*3%*	8	*5%*	3	*2%*
Production Facilities	6	*31%*	9	*41%*	5	*28%*	18	*32%*	17	*24%*
Eliminations and other	-		-		(1)		(2)		(2)	
Total	$ 66	*18%*	$ 66	*19%*	$ 15	*5%*	$ 109	*11%*	$ 161	*16%*
Utilization										
Well Intervention vessels	76%		97%		72%		72%		94%	
Robotics vessels	92%		96%		95%		87%		90%	
Robotics assets (ROVs and trenchers)	63%		77%		62%		59%		70%	
Shallow Water Abandonment vessels	67%		76%		60%		52%		59%	
Shallow Water Abandonment systems	42%		25%		34%		29%		26%	

Third Quarter Utilization

Well Intervention

- Fleet utilization 76%
  - 67% in the Gulf of America
  - 50% in the North Sea
  - 99% in Brazil
  - 15K IRS 100% utilized; 10K IRSs idle; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Thunder Hawk wells shut in; Drosky field produced throughout Q3

Robotics

- 536 chartered vessel days (92% utilization)
- 210 integrated vessel trenching days
- 2,224 work class ROV days
- 63% overall ROV and trencher utilization

Shallow Water Abandonment

- 62% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 82% diving support vessel (DSV) utilization
- 100% utilization on *Epic Hedron* heavy lift barge
- 1,003 days, or 42%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

Amounts may not add due to rounding

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10 Page 10 © 2025 Helix ESG • Q5000 (Gulf of America) – 95% utilized in Q3; completed multi-well production enhancement campaign; vessel then transitioned to a multi-well production enhancement and abandonment campaign • Q4000 (Gulf of America, West Africa) – 38% utilized in Q3; completed multi-well P&A campaign and ROV-based flowline inspection work; vessel underwent an approximate 33-day regulatory docking [brought forward from 2026 to free-up availability for next year]; vessel incurred approximately three weeks of idle time during the quarter • Well Enhancer (North Sea) – 100% utilized in Q3; performed decommissioning and production enhancement operations for four separate customers • Seawell (North Sea) – idle during Q3 • Q7000 (Brazil) – 100% utilized in Q3; performed decommissioning scopes on five wells and open water tubing recovery scopes on five wells for Shell • Siem Helix 1 (Brazil) – 98% utilized in Q3; performed decommissioning scopes on three wells, one production enhancement scope and one tree removal scope for Trident Energy • Siem Helix 2 (Brazil) – 100% utilized in Q3; performed decommissioning scopes on three wells for Petrobras • 15K IRS (Brazil) – 100% utilized in Q3 • 10K IRSs – idle during Q3 • ROAM – idle during Q3 Well Intervention 1 Gulf of America utilization includes Q4000 utilization offshore Nigeria between Q4 2024 and Q2 2025 on a six-month contract 2 North Sea utilization includes Seawell utilization in the western Mediterranean during Q1 and Q2 2024 3 Q7000 utilization includes utilization in Australia in 2024 and Brazil in 2025

11 Page 11 © 2025 Helix ESG • Grand Canyon II (Asia Pacific) – 92 days (100%) utilized in Q3; performed oil and gas ROV support project offshore Malaysia and wellhead decommissioning in Thailand • Grand Canyon III (North Sea) – 91 days (99%) utilized in Q3; performed renewables trenching projects for three customers and oil and gas trenching project for a fourth customer • Shelia Bordelon (Gulf of America / U.S. East Coast) – 67 days (73%) utilized in Q3; performed renewable ROV support work for two customers on U.S. East Coast • North Sea Enabler (North Sea) – 92 days (100%) utilized in Q3; performed renewables trenching for two customers and oil and gas trenching for two customers • Glomar Wave (North Sea, Baltic Sea) – 91 days (98%) utilized in Q3; performed site clearance operations for windfarm project in Baltic Sea and UXO identification work for another project in the North Sea; vessel on flexible 270-day charter through 2025 • Trym (North Sea) – 75 days (81%) utilized in Q3; performed renewables site clearance operations for two customers, boulder clearance work for another customer and ROV survey work for a fourth customer • Spot Vessels – 28 days of utilization on the JD Assister in the Baltic Sea in Q3 completing a renewables trenching project with the i-Plough; vessel subsequently returned to owner • Trenching – 210 integrated vessel trenching days on renewables and oil and gas trenching projects on Grand Canyon III, North Sea Enabler and JD Assister; 165 days stand-alone trenching on the T1400-1 and T-1400-2 on third-party vessels • Site Clearance – 192 days utilization on three IROV boulder grabs on the Trym, Glomar Wave and Shelia Bordelon Robotics 1 Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on third-party vessels of 49 days, 92 days, 26 days, 90 days, 91 days and 165 days during Q2 2024, Q3 2024, Q4 2024, Q1 2025, Q2 2025 and Q3 2025, respectively 2 Total ROV utilization includes 39 work class ROVs, six trenchers and three IROV boulder grabs, two of which were placed into service in Q1 2024 and Q2 2025

Shallow Water Abandonment

Offshore

- **Liftboats** – nine liftboats with 71% combined utilization in Q3; two liftboats stacked during Q3
- **OSVs** – six OSVs and one crew boat with 51% combined utilization in Q3; three OSVs stacked during Q3

Energy Services

- **P&A Systems** – 790 days utilization, or 43%, on 20 P&A systems in Q3
- **CT Systems** – 213 days utilization, or 39%, on six CT systems in Q3

Diving & Heavy Lift

- ***Epic Hedron*** – 100% utilization on heavy lift barge during Q3
- **DSVs** – three DSVs with combined utilization of 82% in Q3


P&A and CT Systems
29%
30%
29%
34%
43%
17%
26%
12%
16%
23%
11%
11%
34%
39%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
P&A Systems
CT Systems


Heavy Lift
0%
46%
88%
41%
0%
38%
100%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Heavy Lift Derrick Barge


Liftboats and OSVs
58%
62%
86%
62%
71%
74%
71%
35%
57%
58%
41%
27%
42%
51%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Liftboats
OSVs and Crew Boat


Diving
19%
53%
91%
74%
11%
68%
82%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Diving Vessels

Higher seasonal utilization achieved in Q3; several vessels remain temporarily stacked as a cost reduction measure based on current market conditions; stacked vessels are included in utilization metrics above

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© 2025 Helix ESG

Key Financial Metrics and Outlook

Page 14 © 2025 Helix ESG Total funded debt† of $315 million at 9/30/25 • $300 million Senior Notes due 2029 – 9.75% • $15 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 Debt Instrument Profile † Funded debt represents the principal amount of our long-term debt before subtracting $7 million of remaining unamortized debt discount and issuance costs $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2025 2026 2027 2028 2029 Principal Payment Schedule at 9/30/25 ($ in millions) MARAD 2029 Senior Notes $189 $332 $368 $338 ($264) ($362) ($315) ($307) $285 $431 $430 $430 $(75) $(30) $53 $31 ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/22 12/31/23 12/31/24 9/30/25 Debt and Liquidity Profile at 9/30/25 ($ in millions) 1 Long-term debt net of debt issuance costs 2 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility but excludes cash pledged to the ABL facility 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 Amounts may not add due to rounding

2025 Forecast

Key Financial Metrics

($ in millions)	2025 Outlook		2024 Actual	
Revenues	$	1,230 - 1,290	$	1,359
Adjusted EBITDA[1]		240 - 270		303
Capital Additions[2]		70 - 80		59
Free Cash Flow[1]		100 - 140		163
Revenue Split:				
Well Intervention	$	710 - 735	$	830
Robotics		310 - 325		298
Shallow Water Abandonment		170 - 185		187
Production Facilities		70 - 75		89
Eliminations		(30)		(45)
Total Revenue	**$**	**1,230 - 1,290**	**$**	**1,359**

Amounts may not add due to rounding

Key Forecast Drivers

Our outlook for the remainder of 2025 will be affected by, among other things, the following expected drivers:

Well Intervention

- *Well Enhancer* – utilization during the fourth quarter
- Operational performance on all vessels during the fourth quarter
- Brazil – *Siem Helix 1* transition from Trident to new Petrobras contract

Robotics

- Seasonal utilization in the North Sea and Asia Pacific on chartered vessels

Shallow Water Abandonment

- Seasonal utilization on the Gulf of America shelf

Free Cash Flow

- Forecasted variability due to the timing of collections on our receivables through year-end

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

[2] Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

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Page 16 © 2025 Helix ESG Well Intervention • Q5000 (Gulf of America) – contracted work with high expected utilization through remainder of 2025 • Q4000 (Gulf of America / West Africa) – vessel idle at beginning of Q4; contracted for minimum 50 days beginning early November on lower-rate decommissioning construction scopes • IRS rental units (Global) – 15K IRS contracted through Q4; 10K IRS rentals being marketed globally • Well Enhancer (North Sea) – contracted work into November, expected seasonal stacking at end of year • Seawell (North Sea) – vessel warm-stacked with work concentrated onto the Well Enhancer; no utilization expected during the remainder of 2025 • Q7000 (Brazil) – under 400-day contract for Shell into Q2 2026 • Siem Helix 1 (Brazil) – completed decommissioning contract for Trident Energy early October 2025 and commenced transitioning to three-year contract with Petrobras expected to start early November through Q4 2028 • Siem Helix 2 (Brazil) – under three-year contract with Petrobras into Q1 2028 Shallow Water Abandonment Expect seasonal winter slowdown in utilization during the remainder of 2025 • Liftboats – utilization on up to six liftboats during remainder of 2025 • OSVs – utilization on up to three OSVs during remainder of 2025 • P&A Systems – utilization on up to nine P&A systems during remainder of 2025 • CT Systems – utilization on up to two CT systems during remainder of 2025 • DSVs – utilization on three diving vessels into November 2025 • Epic Hedron – utilization through October 2025 Robotics • Grand Canyon II (Asia Pacific) – expected to be highly utilized during remainder of 2025 with contracted ROV support work in Malaysia and Thailand through Q1 2026 • Grand Canyon III (North Sea) – expected to be nearly fully utilized for remainder of 2025 on contracted trenching scopes for both renewables and oil and gas customers • Shelia Bordelon (U.S.) – contracted work into November in Gulf of America; vessel expected to pursue opportunities in the spot market thereafter • North Sea Enabler (North Sea) – expected to perform trenching project through November and pursue remedial trenching scopes or ROV support projects in December; vessel’s charter end currently set to expire at year end 2025 unless extended • Glomar Wave (North Sea, Baltic Sea) – under flexible charter with contracted UXO identification scope expected into early December; vessel expected to be returned to owner when charter expires towards year end 2025 • Trym (North Sea) – expected to perform renewables site preparation and site clearance work into December 2025 • ROVs (Global) – expect strong ROV utilization over remainder of 2025 • Trenchers (Global) – six trenchers with expected two ongoing working integrated vessel trencher spreads in the North Sea, one trencher working on third-party vessel in Taiwan and one trencher working on third-party vessel in the Mediterranean Production Facilities • Helix Producer I – under contract throughout 2025 • Thunder Hawk – wells expected to be shut in throughout 2025; remediation not expected until 2026 • Droshky – ongoing production expected throughout 2025 2025 Segments Outlook

Page 17 © 2025 Helix ESG 2025 Capital additions1 are forecasted at approximately $70 – $80 million: • Capital Additions during Q3 included approximately $7 million for regulatory certification costs for our vessels and systems (principally on the Q4000), which are reported in operating cash flows, and approximately $3 million for capital expenditures • Capital additions during the remainder of 2025 are expected to be $10 - $20 million in aggregate for regulatory recertifications of our vessels and systems (reported in operating cash flows) and capital expenditures (reported in investing cash flows) Free Cash Flow2 • Free Cash Flow outlook includes approximately $70 – $80 million of capital spending, $30 million of cash interest expense, and cash income taxes expected between $30 – $40 million • Working capital expected to be impacted by seasonality and timing of collections from customers Balance Sheet • No significant debt maturities until 2029 • Targeting a minimum 25% of Free Cash Flow for share repurchases • Year-to-date repurchases of approximately 4.6 million shares for $30 million, approx. 25% of Free Cash Flow (based on mid-point of forecast range) Capital Additions, Cash Flow and Balance Sheet 1 Capital additions represents accrued capital additions; total cash capital spending was approximately $14 million for regulatory certification costs and $2 million for capital expenditures during Q3 2 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

Page 18 © 2025 Helix ESG Key Financial Metrics – Capital Allocation Strategic Capital • Build cash to deploy for growth Return to Shareholders • $200M share repurchase plan • $72M of repurchases to date under plan Maintenance Capital • Regulatory certification of vessels and systems Balance Sheet • Maintain sufficient liquidity, low net debt • Strong, conventional balance sheet $430M Liquidity at 9/30/25 ($31M) Net Debt1 at 9/30/25 Targeting minimum 25% FCF YTD repurchases 25% of FCF1,2 $70-80M Forecasted in 2025 Opportunistic 1 Net Debt and Free Cash Flow (FCF) are non-GAAP financial measures; see non-GAAP reconciliations below 2 YTD repurchase percentage of FCF based on mid-point of FCF forecast range

Page 19 © 2025 Helix ESG • Seasonal activities typically generate stronger performance during Q2 and Q3 and a decline in activity during Q1 and Q4: • Seasonal peaks generally in Q3 and troughs in Q1 • Business units most impacted by seasonality include: • Well Intervention and Robotics in the North Sea • Shallow Water Abandonment • Quarterly activity also influenced by the timing of regulatory dockings and long-term transits and mobilizations Historical Quarterly Revenue & Earnings 1 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations above

Page 20 © 2025 Helix ESG Strong Balance Sheet • Negative Net Debt1 of $31 million on September 30, 2025, projected to be > $100 million on entering 2026 • Low financial leverage, currently approximately 1.2x based on gross debt outstanding • Strong liquidity of $430 million on September 30, 2025 Backlog • Backlog of $1.3 billion on September 30, 2025 • Good multi-year contract coverage with approximately $540 million of backlog for 2026 and $560 million of backlog for 2027 and beyond Recurring Free Cash Flow1 / Strong FCF Yield • Positive annual free cash flow following completion of capital expansion in 2019 • FCF yield2 of 12% • Solid FCF conversion rate through cyclical markets Well Intervention Gulf of America – Expect soft 2026 production enhancement market and improving P&A market North Sea – Expect soft 2026 market with possible second vessel working; P&A market strengthening by 2027 with expected two vessels working Brazil – Expect strong market in 2026 Robotics Ongoing strong trenching, site clearance and ROV demand in all regions except U.S. East Coast Shallow Water Abandonment Strengthening during 2026 and strong 2027 expected 1 Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 FCF yield calculated as mid-point of 2025 FCF forecast divided by September 30, 2025, Helix market cap Beyond 2025

Non-GAAP Reconciliations and Supplemental Information

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 9/30/25	Three Months Ended 9/30/24	Three Months Ended 6/30/25	Nine Months Ended 9/30/25	Nine Months Ended 9/30/24	Year Ended 12/31/24
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income (loss)	$ 22,083	$ 29,514	$ (2,598)	$ 22,557	$ 35,516	$ 55,637
Adjustments:						
Income tax provision (benefit)	19,169	9,520	(5,997)	13,625	22,547	26,427
Net interest expense	5,616	5,689	5,875	17,197	17,057	22,629
Other (income) expense, net	983	49	(437)	903	2,647	3,922
Depreciation and amortization	55,661	42,904	45,389	143,532	132,728	173,292
EBITDA	103,512	87,676	42,232	197,814	210,495	281,907
Adjustments:						
(Gain) loss on disposition of assets	-	(100)	-	-	50	479
Losses related to convertible senior notes	-	-	-	-	20,922	20,922
General provision for (release of) current expected credit losses	159	45	198	272	39	(161)
Adjusted EBITDA	$ 103,671	$ 87,621	$ 42,430	$ 198,086	$ 231,506	$ 303,147
Free Cash Flow:						
Cash flows from operating activities	$ 24,277	$ 55,731	$ (17,133)	$ 23,586	$ 108,051	$ 186,028
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(1,688)	(3,086)	(4,470)	(10,646)	(10,317)	(22,840)
Free Cash Flow	$ 22,589	$ 52,645	$ (21,603)	$ 12,940	$ 97,734	$ 163,188
Net Debt:						
Long-term debt including current maturities of long-term debt	$ 307,472	$ 314,673	$ 311,612	$ 307,472	$ 314,673	$ 315,157
Less: Cash and cash equivalents	(338,033)	(324,120)	(319,743)	(338,033)	(324,120)	(368,030)
Net Debt	$ (30,561)	$ (9,447)	$ (8,131)	$ (30,561)	$ (9,447)	$ (52,873)

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Non-GAAP Reconciliations

($ in thousands, unaudited)	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25
	Three Months Ended										
Reconciliation from Net Income (Loss) to Adjusted EBITDA:											
Net income (loss)	$ (5,165)	$ 7,100	$ 15,560	$ (28,333)	$ (26,287)	$ 32,289	$ 29,514	$ 20,121	$ 3,072	$ (2,598)	$ 22,083
Adjustments:											
Income tax provision (benefit)	(2,018)	3,312	8,337	8,721	(1,698)	14,725	9,520	3,880	453	(5,997)	19,169
Net interest expense	4,187	4,228	4,152	4,771	5,477	5,891	5,689	5,572	5,706	5,875	5,616
Other (income) expense, net	(3,444)	5,740	8,257	(6,963)	2,216	382	49	1,275	357	(437)	983
Depreciation and amortization	37,537	39,227	43,249	44,103	46,353	43,471	42,904	40,564	42,482	45,389	55,661
EBITDA	31,097	59,607	79,555	22,299	26,061	96,758	87,676	71,412	52,070	42,232	103,512
Adjustments:											
(Gain) loss on disposition of assets	(367)	-	-	-	150	-	(100)	429	-	-	-
Acquisition and integtation costs	231	309	-	-	-	-	-	-	-	-	-
Change in fair value of contingent consideration	3,992	10,828	16,499	10,927	-	-	-	-	-	-	-
Losses related to convertible senior notes	-	-	-	37,277	20,922	-	-	-	-	-	-
General provision for (release of) current expected credit losses	141	548	331	129	(143)	137	45	(200)	(85)	198	159
Adjusted EBITDA	$ 35,094	$ 71,292	$ 96,385	$ 70,632	$ 46,990	$ 96,895	$ 87,621	$ 71,641	$ 51,985	$ 42,430	$ 103,671
Free Cash Flow:											
Cash flows from operating activities	$ (5,392)	$ 31,501	$ 31,611	$ 94,737	$ 64,484	$ (12,164)	$ 55,731	$ 77,977	$ 16,442	$ (17,133)	$ 24,277
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(6,300)	(1,255)	(8,245)	(2,859)	(3,242)	(3,989)	(3,086)	(12,523)	(4,488)	(4,470)	(1,688)
Free Cash Flow	$ (11,692)	$ 30,246	$ 23,366	$ 91,878	$ 61,242	$ (16,153)	$ 52,645	$ 65,454	$ 11,954	$ (21,603)	$ 22,589
Net Debt:											
Long-term debt including current maturities of long-term debt	$ 260,460	$ 260,968	$ 227,257	$ 361,722	$ 318,164	$ 318,629	$ 314,673	$ 315,157	$ 311,109	$ 311,612	$ 307,472
Less: Cash and cash equivalents and restricted cash	(169,182)	(182,651)	(168,370)	(332,191)	(323,849)	(275,066)	(324,120)	(368,030)	(369,987)	(319,743)	(338,033)
Net Debt	$ 91,278	$ 78,317	$ 58,887	$ 29,531	$ (5,685)	$ 43,563	$ (9,447)	$ (52,873)	$ (58,878)	$ (8,131)	$ (30,561)

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© 2025 Helix ESG

Page 24 © 2025 Helix ESG Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision for (release of) current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant. Non-GAAP Reconciliations

25 Page 25 © 2025 Helix ESG Sustainability continues to impact our business strategy and decision-making with a focus on our commitment to energy security and participation in the world’s energy transition. Through maximizing existing reserves, decommissioning and renewable energy support, our services lay the foundation for this transition. Our 2024 Corporate Sustainability Report details our Greenhouse Gas Emissions and reduction targets and is designed to align and be guided by the Task Force for Climate-Related Financial Disclosure (TCFD) voluntary reporting framework, the Applicable Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) – Oil Read our 2024 Corporate Sustainability Report Corporate Sustainability

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